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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     October 30, 2001



                               CVEO Corporation
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                (Exact name of registrant specified in Charter)

         Delaware                  1-13430                04-1419731
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(State or other jurisdiction     (Commission           (I.R.S. Employer
     of incorporation)           File Number)      Identification Number No.)

One High Street, North Andover, MA                                   01845
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(Address of principal executive offices)                            Zip Code


Registrant's telephone, including area code:     978.983.3375
                                                 -------------------------------



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        (Former name and former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

1. Pursuant to Bankruptcy Rule 2015, on October 30, 2001 CVEO Corporation (the "Company"), formerly named Converse Inc., filed its monthly operating report covering the period ending September 30, 2001 with the United States Bankruptcy Court for the District of Delaware.


     Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

     .  Consolidated Balance Sheet as of September 30, 2001.
     . Consolidated Income Statement for the month of September 2001 and year to date.
     . Schedule of Cash Receipts and Disbursements August 31, 2001 to September 30, 2001.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits
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   99.1  Financial Information



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Andover, Massachusetts on November 7, 2001.

                                         CVEO CORPORATION


                                         By: /s/ James E. Lawlor
                                            --------------------
                                            James E. Lawlor
                                            Senior Vice President and
                                            Chief Financial Officer

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                               INDEX TO EXHIBITS


Exhibit                                                               Page
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99.1          Financial Information                                     4

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